PATTY 7-03-96                                           H 45001-A  ETHER 27  JC
      7-26-96
                                          COMMON STOCK
                                    PAR VALUE $.01 PER SHARE


- ----------------                                          ---------------------
    NUMBER                                                       SHARES
C
- ----------------                                          ---------------------
         [LOGO]                      [GRAPHIC]

   INCORPORATED UNDER THE LAWS                      CUSIP 227481 10 8
    OF THE STATE OF DELAWARE                SEE REVERSE FOR CERTAIN DEFINITIONS


                     CROSSS-CONTINENT AUTO RETAILERS, INC.

        -------------------------------------------------------------
       | This certifies that                                         |
       |                                                             |
       |                                                             |
       |                                                             |
       |                                                             |
       |                                                             |
       |is the owner of                                              |
        -------------------------------------------------------------

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Cross-Continent Auto Retailers, Inc., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
           In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.

                                                DATED:
                                                COUNTERSIGNED AND REGISTERED:
      /S/                                                THE BANK OF NEW YORK
      CHAIRMAN AND CHIEF EXECUTIVE OFFICER                       TRANSFER AGENT
                                                                 AND REGISTRAR.
                                                BY
       /s/ Robert W. Hall
       SENIOR VICE CHAIRMAN AND TREASURER                  AUTHORIZED SIGNATURE.

                                                                 [SEAL]
                                                           AMERICAN BANK
                                                            NOTE COMPANY

                   CROSS-CONTINENT AUTO RETAILERS, INC.

   Cross-Continent Auto Retailers, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations of such preferences and/or rights.

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Cross-Continent Auto Retailers, Inc. and The Bank of New York, dated as of September 20, 1996
(the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cross-Continent Auto Retailers, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificate and will no longer be evidenced by this certificate. Cross-Continent Auto Retailers, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM -- as tenants in common        UNIF GIFT MIN ACT--_____Custodian______
 TEN ENT -- as tenants by the entireties                   (Cust)       (Minor)
 JT TEN  -- as joint tenants with             under Uniform Gifts to Minors Act
           right of survivorship and
           not as tenants in common            ________________________________
                                                           (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received,_______________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------------
|                                          |
|                                          |
 ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -------------------------------------------------------------------------------

- -----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________

                                     X_________________________________________
        NOTICE:                                     (SIGNATURE)
  THE SIGNATURE(S) TO
  THIS ASSIGNMENT MUST
  CORRESPOND WITH THE
  NAME(S) AS WRITTEN
  UPON THE FACE OF THE                X________________________________________
  CERTIFICATE IN EVERY                               (SIGNATURE)
  PARTICULAR WITHOUT
  ALTERATION OR EN-              ----------------------------------------------
  LARGEMENT OR ANY              | THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN |
  CHANGE WHATEVER               | ELIGIBLE GUARANTOR INSTITUTION (BANKS,       |
                                | STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS  |
                                | AND CREDIT UNIONS WITH MEMBERSHIP IN AN      |
                                | APPROVED SIGNATURE GUARANTEE MEDALLION       |
                                | PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.   |
                                 ----------------------------------------------
                                | SIGNATURE(S) GUARANTEED BY:                  |
                                |                                              |
                                |                                              |
                                |                                              |
                                |                                              |
                                |                                              |
                                |                                              |
                                |                                              |
                                |                                              |
                                 ----------------------------------------------


 -------------------------------------   --------------------------------------
|     AMERICAN BANKNOTE COMPANY       | |       PRODUCTION COORDINATOR -       |
|        680 BLAIR MILL ROAD          | |       PAT STOVER-215-830-2155        |
|          HORSHAM, PA 19044          | |       PROOF OF JULY 29, 1996         |
|            215-657-3480             | |           CROSS-CONTINENT            |
|                                     | |            H 45001PATCH              |
 -------------------------------------   --------------------------------------
| SALES PERSON- R JOHNS -212-557-9100 | | Opr.     eg/JW/hj             Rev. 1 |
 -------------------------------------   --------------------------------------
|/home/ed/inprogress/home11/Cross45001| |        /net/banknote/home11/C        |
 -------------------------------------   --------------------------------------